SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K


                       CURRENT REPORT
                       _____________

             Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report: February 3, 1998


                     SL GREEN REALTY CORP.
    (Exact name of Registrant as specified in its Charter)


                         Maryland
                (State of Incorporation)


       1-13199                                      13-3956775
(Commission File Number)                   (IRS Employer Id. Number)

  70 West 36th Street                                10018
   New York, New York                             (Zip Code)
(Address of principal executive offices)

                       (212) 594-2700
   (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On February 3, 1998, SL Green Realty Corp. announced that it has signed a purchase contract to acquire 1466 Broadway and the long-term operating leaseholds of 25 West 43rd Street and 420 Lexington Avenue (The Graybar Building) - three midtown Manhattan office buildings, for an aggregate of approximately $165 million (before transaction and capital costs).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits

     99        Press Release, dated February 3, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SL GREEN REALTY CORP.





                              /s/ David J. Nettina
                              _________________________________

                              David J. Nettina
                              Executive Vice President,
                              Chief Operating Officer and
                              Chief Financial Officer



Date:  February 3, 1998